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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 21, 1997

                         SUMMIT HOLDING SOUTHEAST, INC.
             (Exact name of Registrant as specified in its charter)

        FLORIDA                     0-21933                     59-3409855
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)


                               2310 A-Z PARK ROAD
                             LAKELAND, FLORIDA 33801
          (Address of principal executive offices, including zip code)


                                 (941) 665-6060
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


        (a)   The following exhibit is filed as part of this Form 8-K:

        Exhibit             Description
        1.1                 Underwriting Agreement between the Company, Raymond
                            James & Associates, Inc. and ABN AMRO Chicago
                            Corporation, as representatives of the several underwriters.

        10.1 Credit Agreement among Summit Holding Southeast, Inc., the Lenders named therein, and First Union National Bank of North Carolina, as Agent, dated as of May 28, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SUMMIT HOLDING SOUTHEAST, INC.
                                              (REGISTRANT)

                                         /s/  William B. Bull
                                         ------------------------------
                                         William B. Bull
                                         Chairman of the Board and
                                         Chief Executive Officer

Date:  June 20, 1997




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                                  EXHIBIT INDEX

         Exhibit            Description

         1.1 Underwriting Agreement between the Company, Raymond James & Associates, Inc. and ABN AMRO Chicago Corporation, as representatives of the several underwriters.

         10.1 Credit Agreement among Summit Holding Southeast, Inc., the Lenders named therein, and First Union National Bank of North Carolina, as Agent, dated as of May 28, 1997.



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